EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

1.	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
2.	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
3.	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
4.	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
5.	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
6.	Sonoco Recycling, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
7.	Inspiral, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
8.	Sonoco (SPG), Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin
9.	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
10.	Gunther U.S.A., Inc., a 100%-owned domestic subsidiary, incorporated in Tennessee
11.	Sonoco Paperboard Group LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
12.	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
13.	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
14.	Sonoco Crellin B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
15.	Southern Plug & Manufacturing, Inc., a 100%-owned domestic subsidiary, incorporated in Louisiana
16.	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
17.	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
18.	Sonoco Structural Fiber, LLC, a 95%-owned domestic subsidiary, incorporated in South Carolina
19.	Polysack AS, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
20.	Georgia Paper Tube, Inc., a 100%-owned domestic subsidiary, incorporated in Georgia
21.	Sonoco CorrFlex, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
22.	Sonoco CorrFlex D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
23.	Sonoco CorrFlex Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
24.	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
25.	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
26.	Hayes Manufacturing Group, Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin
27.	Sonoco Phoenix, Inc., a 100%-owned domestic subsidiary, incorporated in Ohio
28.	SPC Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
29.	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
30.	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
31.	Sonoco International, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
32.	Sonoco of Puerto Rico, a 100%-owned domestic subsidiary, incorporated in South Carolina
33.	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
34.	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
35.	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
36.	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
37.	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
38.	1190138 Ontario Inc, a 100%-owned foreign subsidiary, incorporated in Canada
39.	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada
40.	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
41.	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
42.	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
43.	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
44.	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
45.	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
46.	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
47.	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
48.	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
49.	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
50.	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

51.	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
52.	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
53.	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
54.	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
55.	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
56.	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
57.	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
58.	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
59.	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
60.	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
61.	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
62.	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
63.	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
64.	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
65.	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
66.	Sonoco Iberia, S.L., a 100%-owned foreign subsidiary, incorporated in Spain
67.	Sonoco Bonmati, S.A., a 100%-owned foreign subsidiary, incorporated in Spain
68.	Sonoco Pina, S.A., a 100%-owned foreign subsidiary, incorporated in Spain
69.	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
70.	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
71.	Sonoco Netherlands Holding I B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
72.	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
73.	Sonoco Ambalaj Sanayi Ve Ticaret Anonim Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
74.	Sonoco-Alcore Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland
75.	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
76.	Sonoco Alcore NV, a 100%-owned foreign subsidiary, incorporated in Belgium
77.	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands
78.	Sonoco Paper Mill & IPD Hellas Sa, a 100%-owned foreign subsidiary, incorporated in Greece
79.	Sonoco CPD Greece SA, a 100%-owned foreign subsidiary, incorporated in Greece
80.	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
81.	Tubetex NV, a 100%-owned foreign subsidiary, incorporated in Belgium
82.	Sonoco Paper France S.A.S, a 100%-owned foreign subsidiary, incorporated in France
83.	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
84.	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
85.	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
86.	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 100%-owned foreign subsidiary, incorporated in Switzerland
87.	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
88.	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
89.	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
90.	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
91.	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
92.	Sonoco Asia, L.L.C., a 79.2%-owned domestic subsidiary, incorporated in Delaware
93.	Sonoco Asia Management Company, L.L.C., a 70%-owned domestic subsidiary, incorporated in Delaware
94.	Sonoco Thailand Ltd, a 79.2%-owned foreign subsidiary, incorporated in Thailand
95.	AGD (Thailand) Limited, a 79.2%-owned foreign subsidiary, incorporated in Thailand
96.	Sonoco Taiwan Ltd, a 79.2%-owned foreign subsidiary, incorporated in Taiwan
97.	Sonoco Singapore Pte. Ltd., a 79.2%-owned foreign subsidiary, incorporated in Singapore
98.	Sonoco Holdings Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia
99.	Sonoco Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia
100.	Sonoco Products Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

101.	Sonoco Hongwen Paper Co Ltd, a 63.6%-owned foreign subsidiary, incorporated in China
102.	PT Sonoco Indonesia, a 79.2%-owned foreign subsidiary, incorporated in Indonesia
103.	Sonoco Kaiping Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
104.	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
105.	Sonoco Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil
106.	Sonoco For Plas do Brazil Ltda, a 51%-owned foreign subsidiary, incorporated in Brazil
107.	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
108.	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
109.	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
110.	Sonoco Venezolana, a 90%-owned foreign subsidiary, incorporated in Venezuela
111.	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
112.	Sonoco de Mexico SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico
113.	Manufacturas Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico
114.	Servicios Mexicanos Ejecutivos Sa de CV, a 100%-owned foreign subsidiary, incorporated in Mexico
115.	Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico
116.	Sonoco (Weifang) Packaging Company, Ltd., a 79.2%-owned foreign subsidiary, incorporated in China
117.	Sonoco Yatai Pinghu Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
118.	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
119.	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden
120.	Sonoco IPD France SAS (fka Sonoco Alcore SAS), a 100%-owned foreign subsidiary, incorporated in France
121.	ZAO Sonoco Alcore, a 100%-owned foreign subsidiary, incorporated in Russia
122.	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia
123.	Sonoco Operadora S de R L de C V, a 100%-owned foreign subsidiary, incorporated in Mexico
124.	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
125.	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
126.	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
127.	Sonoco Poland Holdings BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
128.	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
129.	Sonoco Poland—Packaging Services Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland
130.	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
131.	Sonoco (Xiamen) Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
132.	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
133.	Sonoco India Private Limited, a 79.2%-owned foreign subsidiary, incorporated in India
134.	Sonoco (Shanghai) Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
135.	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
136.	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
137.	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada
138.	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
139.	Sonoco (Taicang) Packaging Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
140.	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
141.	Sonoco Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
142.	Sonoco Contract Services S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico.
143.	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
144.	Sonoco Sustainability Solutions, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
145.	APEI IOM Holdings Corporation, a 100%-owned domestic subsidiary, incorporated in Delaware
146.	APEI (IOM), a 100%-owned foreign subsidiary, incorporated in Isle of Man
147.	APEI Ireland, a 100%-owned foreign subsidiary, incorporated in Ireland
148.	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
149.	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
150.	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
151.	Tegrant Holdings (New) Corp., 100% owned domestic subsidiary, incorporated in Delaware
152.	Tegrant Holdings Corp., 100% owned domestic subsidiary, incorporated in Delaware

EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

153.	Tegrant Corporation, 100% owned domestic subsidiary, incorporated in Delware
154.	Tegrant Alloyd Brands, Inc., 100% owned domestic subsidiary, incorporated in Delaware
155.	Tegrant Alloyd Brands of Puerto Rico, Inc., 100% owned foreign subsidiary, incorporated in Puerto Rico
156.	Tegrant Property Holdings, LLC, 100% owned domestic subsidiary, incorporated in Delaware
157.	Tegrant Diversified Brands, Inc., 100% owned domestic subsidiary, incorporated in Pennsylvania
158.	Createc Corporation, 100% owned domestic subsidiary, incorpoated in Indiana
159.	Createc International, LLC, 100% owned domestic subsidiary, incorporated in Indiana
160.	Createc de Mexico, S de R.L., 100% owned foreign subsidiary, incorpoated in Mexico
161.	ThermoSafe Brands Asia PTE, 100% owned foreign subsidiary, incorporated in Singapore
162.	ThermoSafe Malaysia SDN.BHD, 100% owned foreign subsidiary, incorporated in Malaysia
163.	ThermoSafe Brands UK Ltd., 100% owned foreign subsidiary, incorporated in UK
164.	Tegrant International, Inc., 100% owned domestic subsidiary, incorporated in Delaware
165.	Tegrant de Mexico, S.A. de C.V., 100% owned foreign subsidiary, incorporated in Mexico
166.	2103393 Ontario, Inc., 100% owned foreign subsidiary, incorporated in Canada
167.	ThermoSafe Brands Europe Ltd., 100% owned foreign subsidiary, incorporated in Dublin
168.	ThermoSafe Brands Germany, 100% owned foreign subsidiary, incorporated in Germany